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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 25, 2002



                            OPTICAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)



           Virginia                     0-27022                 54-1237042
 (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)        Identification Number)


    5490 Concourse Drive, Roanoke, VA                            24019
(Address of principal executive offices)                       (Zip Code)


                                 (540) 265-0690
              (Registrant's telephone number, including area code)


Item 5.  Other Events and Regulation FD Disclosure.

     On October 25, 2002, Optical Cable Corporation ("Optical Cable") issued a press release (attached as an exhibit to this current report) reporting that the consolidated class action securities lawsuit filed against Optical Cable, its former Chairman, CEO and President Robert Kopstein, and certain other officers and directors of Optical Cable brought in the United States District Court for the Western District of Virginia has been dismissed with prejudice, and the previously announced agreed upon settlement is final and binding.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.   Document Description
                          --------------------
              99.1        Press release of Optical Cable Corporation, dated
                          October 25, 2002.  FILED HEREWITH.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Optical Cable Corporation

                                   By:   /s/  Neil D. Wilkin, Jr.
                                        --------------------------------------
                                         Neil D. Wilkin, Jr.
                                         President and Chief Financial Officer


                                   October 25, 2002



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